SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148

(State or other jurisdiction of	(Commission File Number)	IRS Employer
incorporation)		Identification Number)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 647-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

     On November 10, 2004, Crown Crafts, Inc. issued a press release announcing its financial results for the second quarter of fiscal year 2005, which ended September 26, 2004. A copy of that press release is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release dated November 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.
Date: November 10, 2004	/s/ Amy Vidrine Samson
Amy Vidrine Samson
Vice President, Chief Financial Officer Chief Accounting Officer

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Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release dated November 10, 2004

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